UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2006

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 31, 2006, the executive officers and non-employee directors of TransMontaigne GP L.L.C. (“TransMontaigne GP”), our general partner, were awarded 28,000 phantom units, in the aggregate, under the TransMontaigne Services, Inc. Long-Term Incentive Plan as follows:

Names	Title	Number of Phantom Units

Donald H. Anderson	Chairman of the Board and Chief Executive Officer	5,000

William S. Dickey	Executive Vice President, Chief perating Officer and Director	5,000

Randall J. Larson	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Director	5,000

Frederick W. Boutin	Senior Vice President and Treasurer	2,500

Erik B. Carlson	Senior Vice President, Corporate Secretary and General Counsel	2,500

Jerry R. Masters	Non-employee Director	2,000

David A. Peters	Non-employee Director	2,000

Dr. Dale Shaffer	Non-employee Director	2,000

Rex L. Utsler	Non-employee Director	2,000

The phantom units will automatically be replaced on a one-for-one basis with our common units, as the common units are acquired in the open market by the plan. The phantom units vest in four equal annual installments commencing on the first anniversary of the grant date. A copy of the TransMontaigne Services, Inc. Long-Term Incentive Plan and the form of the employee award agreement and form of non-employee director award agreement are filed as exhibits 10.1, 10.2 and 10.3 to this report and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

TransMontaigne Services Inc. Long-Term Incentive Plan (incorporated by reference to Exhibit 10.5 to the Annual Report of TransMontaigne Partners L.P. on Form 10-K dated June 30, 2005 filed with the SEC on September 13, 2005.

10.2	Form of TransMontaigne Services Inc. Long-Term Incentive Plan Employee Award Agreement.*

10.3	Form of TransMontaigne Services Inc. Long-Term Incentive Plan Non-Employee Director Award Agreement.*

*  Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: April 6, 2006	By:	/s/ Erik B. Carlson
Erik B. Carlson, Senior Vice President, Corporate Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

10.1

TransMontaigne Services Inc. Long-Term Incentive Plan (incorporated by reference to Exhibit 10.5 to the Annual Report of TransMontaigne Partners L.P. on Form 10-K dated June 30, 2005 filed with the SEC on September 13, 2005).

10.2	Form of TransMontaigne Services Inc. Long-Term Incentive Plan Employee Award Agreement.*

10.3	Form of TransMontaigne Services Inc. Long-Term Incentive Plan Non-Employee Director Award Agreement.*

*  Filed herewith